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                                                                    EXHIBIT 99.1





                           QUALITY MORTGAGE USA, INC





                  UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                     AS OF SEPTEMBER 30, 1995 AND 1996 AND
             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995 AND 1996



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
                          QUALITY MORTGAGE USA, INC.
                          CONSOLIDATED BALANCE SHEETS
                       As Of September 30, 1995 And 1996
                                  (Unaudited)


                                                                               1995                     1996
                                                                        ----------------          --------------
                                 A S S E T S:
     Cash and cash equivalents                                          $     19,912,703          $    8,246,412
     Advances and wet fundings                                                25,814,662              10,751,838
     Investments, net                                                          4,194,470              29,531,496
     Mortgage loans held for sale, net                                       197,216,733              62,597,978
     Interest receivable                                                       1,566,896                 331,025
     Real estate held for sale, net                                            3,555,041               1,122,793
     Second trust deed receivables                                             1,171,330                 201,395
     Other assets                                                              1,705,608               1,685,183
     Property and equipment, net                                               8,284,924               5,715,617
     Income tax refund receivable                                               -                        940,266
     Deferred tax asset                                                        7,277,263               4,575,838
                                                                        ----------------          --------------

      Total assets                                                      $    270,699,630          $  125,699,841
                                                                        ================          ==============

           LIABILITIES AND STOCKHOLDERS' EQUITY:


Liabilities:
  Related party notes payable                                           $    230,947,747          $   92,695,762
  Accounts payable and accrued expenses                                        7,335,756               3,775,691
  Income taxes payable                                                         3,955,915               1,968,159
  Deferred tax liability                                                         621,373               1,279,979
                                                                        ----------------          --------------

      Total liabilities                                                      242,860,791              99,719,591
                                                                        ----------------          --------------

Commitments and contingencies
Stockholders' equity:
  Series A common stock, no par value, 200 shares
    authorized, issued and outstanding                                               198                     198
  Class B common stock, no par value                                             137,498                 137,498
     Additional paid-in capital                                                1,999,900               1,999,900
     Retained earnings                                                        25,701,243              23,842,654
                                                                        ----------------          --------------
      Total stockholders' equity                                              27,838,839              25,980,250
                                                                        ----------------          --------------


Total liabilities and stockholders' equity                              $    270,699,630          $  125,699,841
                                                                        ================          ==============





   The accompanying notes are an integral part of these unaudited consolidated financial statements.

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
                           QUALITY MORTGAGE USA, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
             For The Nine Months Ended September 30, 1995 And 1996
                                  (Unaudited)


                                                                                              1995                   1996
                                                                                        --------------          -------------
Revenue:
  Gain on sale of mortgage loans and loan origination fees, net                         $   41,252,726          $  23,639,741
  Interest                                                                                  27,386,024             17,154,210
  Prepayment fees                                                                            7,865,257             10,643,204
  Late fees                                                                                  3,769,410              4,953,936
  Trust deed revenues                                                                        1,454,086                674,964
  Loss on sale of real estate held for sale                                                 (3,376,652)            (1,144,332)
  Other                                                                                        262,366                776,502
                                                                                        --------------          -------------
                                                                                            78,613,217             56,698,225
                                                                                        --------------          -------------
Operating expenses:
  Interest                                                                                  18,303,993             10,354,116
  Commissions                                                                                4,076,391              4,519,141
  Salaries                                                                                  20,427,186             16,852,825
  Professional and consulting fees                                                           1,869,671              3,223,796
  Selling, general and administrative                                                        6,507,957              9,626,711
  Provision for losses on investments                                                        3,914,364              7,513,450
  Rent and other occupancy costs                                                             1,340,349              1,903,034
  Depreciation and amortization                                                              1,121,628              1,497,073
                                                                                        --------------          -------------
                                                                                            57,561,539             55,490,146
                                                                                        --------------          -------------
Income before provision for income taxes                                                    21,051,678              1,208,079

Provision for income taxes                                                                   8,327,141                614,824
                                                                                        --------------          -------------

Net income                                                                              $   12,724,537          $     593,255
                                                                                        ==============          =============





  The accompanying notes are an integral part of these unaudited consolidated financial statements.

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
                           QUALITY MORTGAGE USA, INC.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
             For The Nine Months Ended September 30, 1995 And 1996
                                  (Unaudited)


                                                                      1995                      1996
                                                                --------------             -------------
Cash flows from operating activities:
Net income                                                      $   12,724,537             $     593,255
Adjustments to reconcile net income to net cash
  provided by operating activities:
  Depreciation and amortization                                      1,121,628                 1,374,003
  Provision for losses on investments                                3,914,364                 7,513,450
  (Increase) decrease in advances and wet fundings                  (1,677,355)               13,867,804
  Decrease in mortgage loans held for sale                          66,453,318               121,500,795
  Decrease in interest receivable                                      307,571                 1,202,749
  Decrease in other assets                                           9,766,588                 1,250,298
  Increase (decrease) in deferred taxes, net                        (3,173,646)                3,123,022
  Increase (decrease) in accounts payable and accrued
     expenses                                                          592,904                (2,674,279)
  Increase (decrease) in income taxes payable                        3,112,751                (2,616,813)
                                                                --------------             -------------
    Net cash provided  by operating activities                      93,142,660               145,134,284
                                                                --------------             -------------
Cash flows from investing activities:
    Decrease (increase) in investments                              21,035,930               (13,767,467)
    Capital expenditures                                            (2,951,012)                 (826,643)
                                                                --------------             -------------
        Net provided (used) by investing activities                 18,084,918               (14,594,110)
                                                                --------------             -------------


Cash flows from financing activities:
    Net payments on related party notes payable                    (71,688,643)             (125,112,541)
    Dividends paid                                                 (22,415,735)
    Proceeds from sale of stock                                        137,498
                                                                --------------             -------------
        Net cash used by financing activities                      (93,966,880)             (125,112,541)
                                                                --------------             -------------
        Net increase in cash equivalents                            17,260,698                 5,427,633
Cash and cash equivalents, beginning of period                       2,652,005                 2,818,779
                                                                --------------             -------------

Cash and cash equivalents, end of period                        $   19,912,703             $   8,246,412
                                                                ==============             =============





  The accompanying notes are an integral part of these unaudited consolidated financial statements.

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
                           QUALITY MORTGAGE USA, INC.
                   NOTE TO CONSOLIDATED FINANCIAL STATEMENTS
                     As Of September 30, 1995 And 1996 And
             For The Nine Months Ended September 30, 1995 And 1996
                                  (Unaudited)
                                  -----------

1.      Organization And Basis Of Presentation:

        Quality Mortgage USA, Inc., a California corporation, originates, purchases and sells primarily "B" and "C" grade residential mortgage loans collateralized by one to four single family homes throughout the United States and is approved as a nonsupervised mortgagee by the United States Department of Housing and Urban Development. The common stock of Quality Mortgage USA, Inc. is owned 51% by Calmac Funding ("Calmac"), a Nevada corporation, and 49% by DLJ Mortgage Capital, Inc. ("DLJ"), a Delaware corporation.

        The accompanying consolidated financial statements include the accounts of Quality Mortgage USA, Inc. and all of its wholly-owned subsidiaries (collectively, the "Company") as follows:

                 " QMI Properties, Inc., a California corporation, owns and operates the Company's corporate office facilities in Irvine, California.

                 " Save-More Insurance Services, Inc., a California
                corporation, acts as an insurance agent selling homeowners, property and various other insurance products primarily to mortgagees of Quality Mortgage USA, Inc.

                 " Commonwealth Trust Deed Services, Inc., a California
                corporation, acts as a trustee for foreclosed mortgage loans collateralized by California property originated or acquired by Quality Mortgage USA, Inc.

                 " Quality Trustee, Inc., a California corporation, performs certain trust deed recording services on foreclosed mortgage loans originated or acquired by Quality Mortgage USA, Inc.

        All significant intercompany balances and transactions have been eliminated.

        The financial statements as of September 30, 1995 and 1996, and for the nine months then ended, are unaudited but include all adjustments (consisting of normal recurring accruals only) which management considers necessary to present fairly the Company's financial position as of September 30, 1995 and 1996, and the results of operations and cash flows for the nine months then ended. The results of operations and cash flows for the nine months ended September 30, 1995 and 1996 are not necessarily indicative of results for the respective fiscal years or for other interim periods.





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
                           QUALITY MORTGAGE USA, INC.
                   NOTE TO CONSOLIDATED FINANCIAL STATEMENTS
                     As Of September 30, 1995 And 1996 And
             For The Nine Months Ended September 30, 1995 And 1996
                                  (Unaudited)

1.      Organization And Basis Of Presentation, Continued:

        The financial statements for the nine months ended September 30, 1995 and 1996 have been presented in this prospectus to conform to the presentation of AMRESCO, Inc. ("AMRESCO") (Note 3). Summarized financial information for the three months in the Company's first fiscal quarters ended December 31, 1994 and 1995 are as follows:

                                                                                                   Three Months Ended
                                                                                                       December 31,
                                                                                            --------------------------------
                                                                                                1994                 1995
                                                                                            -----------          -----------
             Gain on sale of mortgage loans and loan
             origination fees, net                                                          $12,066,204          $9,792,500

             Net income                                                                          418,187           1,508,234


2.      Contingencies:

        The Company is a defendant in lawsuits involving claims related to the business in which it is engaged. Among such lawsuits are certain class actions alleging, among other things, fraud, breach of fiduciary duty and violation of state and federal law. The focus of such class actions involves the industry-wide practice of paying yield spread premiums to mortgage brokers. Although the ultimate outcome of any of the matters of litigation in which the Company is involved is uncertain, the Company believes, based on the opinions of in- house and external counsel, that any liability which may result from disposition of these lawsuits will not have a material effect on the Company's consolidated financial position or results of operations.


3.      Subsequent Events:

        In October 1996, substantially all of the net assets of the Company were sold to AMRESCO for approximately $65,000,000 under the terms of an asset purchase agreement.





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